FINANCIAL INSTRUMENTS - Disclosure of information about key assumptions to measure fair value of warrants (Details) - 2023 Warrant [Member] $ / shares in Units, $ in Thousands	May 31, 2023 CAD ($) Year $ / shares	Feb. 28, 2023 CAD ($) Year $ / shares	May 31, 2021 CAD ($) Year $ / shares
Disclosure of detailed information about financial instruments [line items]
Expected volatility	48.43%	48.43%	48.43%
Share price (Canadian Dollar)	$ 0.63	$ 0.63	$ 0.63
Expected life (in years) | Year	1.849	1.603	1.849
Risk-free interest rate	4.90%	4.90%	4.90%
Expected dividend yield	0.00%	0.00%	0.00%
Fair value: Per Warrant (Canadian Dollar)	$ 0.014	$ 0.01	$ 0
Total Warrants (Canadian Dollar in thousands) | $	$ 7	$ 50	$ 0